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                                                                     EXHIBIT 21

                              VORNADO REALTY L.P.
                         SUBSIDIARIES OF THE REGISTRANT


                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION

14 West 64th Street Corp.                                          New York
150 East 58th Street L.L.C.                                        New York
1740 Broadway Associates L.P.                                      Delaware
20 Broad Lender L.L.C.                                             New York
201 East 66th Street Corp.                                         New York
201 East 66th Street L.L.C.                                        New York
314 West 40th Street L.L.C.                                        New York
330 Madison Company L.L.C.                                         New York
350 North Orleans L.L.C.                                           Delaware
40 East 14 Realty Associates L.L.C.                                New York
40 Fulton Street L.L.C.                                            New York
401 Commercial Son, L.L.C.                                         Delaware
401 Commercial, L.P.                                               Delaware
401 General Partner, L.L.C.                                        Delaware
401 Hotel General Partner, L.L.C.                                  Delaware
401 Hotel, L.P.                                                    Delaware
527 West Kinzie L.L.C.                                             Delaware
570 Lexington Associates, L.P.                                     New York
570 Lexington Company, L.P.                                        New York
689 5th Avenue L.L.C.                                              Delaware
715 Lexington Avenue LLC                                           New York
770 Broadway Company L.L.C.                                        New York
825 Seventh Avenue Holding L.L.C.                                  New York
866 U.N. Plaza Associates L.L.C.                                   New York
888 Seventh Avenue L.L.C.                                          New York
909 Third Avenue Assignee L.L.C.                                   New York
909 Third GP LLC                                                   Delaware
909 Third Mortgage Holder LLC                                      Delaware
AmeriCold Corporation                                              Oregon
AmeriCold Logistics II L.L.C.                                      Delaware
AmeriCold Logistics L.L.C                                          Delaware
AmeriCold Real Estate, L.P.                                        Delaware
AmeriCold Realty, Inc.                                             Delaware
AmeriCold Services Corporation                                     Delaware
Amherst Holding L.L.C.                                             New York
Amherst Industries L.L.C.                                          New York
Arbor Property, L.P.                                               Delaware
Atlanta Parent, Inc.                                               Delaware
Atlantic City Holding L.L.C.                                       New Jersey
B&B Park Avenue L.P.                                               Delaware
BBE GP Corporation                                                 Delaware
Bensalem Holding Company L.L.C.                                    Pennsylvania
Bensalem Holding Company L.P.                                      Pennsylvania
Bethlehem Holding Company L.L.C.                                   Pennsylvania
Bethlehem Holding Company L.P.                                     Pennsylvania



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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION

Bethlehem Properties Holding Company L.L.C.                        Pennsylvania
Bethlehem Properties Holding Company L.P.                          Pennsylvania
Bordentown Holding L.L.C.                                          New Jersey
Brentwood Development L.L.C.                                       New York
Bridgeland Warehouses L.L.C.                                       New Jersey
Camden Holding L.L.C.                                              New Jersey
Carmar Freezers Russellville, L.L.C.                               Missouri
Carmar Group, Inc.                                                 Missouri
Carmar Industries, L.L.C.                                          Missouri
Charles E. Smith Commercial Realty L.P.                            Delaware
Chicopee Holding L.L.C.                                            Massachusetts
Clementon Holding L.L.C.                                           New Jersey
Cross Avenue Broadway Corporation                                  New York
Cumberland Holding L.L.C.                                          New Jersey
Darby Development Corp.                                            Florida
Delran Holding L.L.C.                                              New Jersey
Design Center Owner (D.C.) L.L.C.                                  Delaware
Dover Holding L.L.C.                                               New Jersey
DSAC L.L.C.                                                        Texas
DUN L.L.C.                                                         Maryland
Durham Leasing L.L.C.                                              New Jersey
EH L.L.C.                                                          Maryland
Eleven Penn Plaza L.L.C.                                           New York
Evesham Holding L.L.C.                                             New Jersey
Fuller Madison LLC                                                 New York
Gallery Market Holding Company L.L.C.                              Pennsylvania
Gallery Market Holding Company L.P.                                Pennsylvania
Gallery Market Properties Holding Company L.L.C.                   Pennsylvania
Gallery Market Properties Holding Company L.P.                     Pennsylvania
GBSPI L.L.C.                                                       Maryland
Graybar Building L.L.C.                                            New York
Green Acres Mall, L.L.C.                                           Delaware
Greenwich Holding Corporation                                      New York
Hackbridge L.L.C.                                                  New Jersey
Hanover Conran's Plaza L.L.C.                                      New Jersey
Hanover Holding L.L.C.                                             New Jersey
Hanover Industries L.L.C.                                          New Jersey
Hanover Leasing L.L.C.                                             New Jersey
Hanover Public Warehousing L.L.C.                                  New Jersey
Henrietta Holding L.L.C.                                           New York
HHC L.L.C.                                                         Maryland
Jersey City Leasing L.L.C.                                         New Jersey
Kearny Holding L.L.C.                                              New Jersey
Kearny Leasing L.L.C.                                              New Jersey
Lancaster Leasing Company L.L.C.                                   Pennsylvania
Lancaster Leasing Company L.P.                                     Pennsylvania
Landthorp Enterprises L.L.C.                                       Delaware
Lawnside Holding L.L.C.                                            New Jersey
Lawnwhite Holding L.L.C.                                           New Jersey
Lewisville Centre L.P.                                             Texas
Lewisville TC L.L.C.                                               Texas
Littleton Holding L.L.C.                                           New Jersey
Lodi Industries L.L.C.                                             New Jersey
Lodi Leasing L.L.C.                                                New Jersey
M 330 Associates, L.P.                                             New York
M 393 Associates L.L.C.                                            New York



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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION

M/H Two Park Associates                                            New York
Manalapan Industries L.L.C.                                        New Jersey
Market Square Condominium LLC                                      Delaware
Market Square Furniture Plaza LLC                                  Delaware
Market Square Hamilton Center                                      Delaware
Market Square Hotel LLC                                            Delaware
Market Square L.L.C.                                               Illinois
Market Square Main Street LLC                                      Delaware
Marple Holding Company L.L.C.                                      Pennsylvania
Marple Holding Company L.P.                                        Pennsylvania
Mart Franchise Center, Inc.                                        Delaware
Mart Franchise Venture, L.L.C.                                     Delaware
Menands Holding L.L.C.                                             New York
Mendik Management Company Inc.                                     New York
Merchandise Mart Enterprises, Inc.                                 Delaware
Merchandise Mart L.L.C.                                            Delaware
Merchandise Mart Properties, Inc.                                  Delaware
Merchandise Mart Properties, Inc.                                  Illinois
Merchandise Mart Properties, Inc. (DE)                             Delaware
Mesquite - Texas Crossing L.P.                                     Texas
Mesquite TC L.L.C.                                                 Texas
Middletown Holding L.L.C.                                          New Jersey
Montclair Holding L.L.C.                                           New Jersey
Morris Plains Leasing L.L.C.                                       New Jersey
MRC Management L.L.C.                                              New York
National Furniture Mart (NC) LLC                                   Delaware
National Hydrant L.L.C.                                            New York
New Hanover L.L.C.                                                 New Jersey
New Woodbridge L.L.C.                                              New Jersey
Newington Connecticut Holding L.L.C.                               Connecticut
NFM Corp.                                                          Delaware
NFM Partners LP                                                    Delaware
Ninety Park Lender LLC                                             New York
Ninety Park Lender QRS, Inc.                                       Delaware
Ninety Park Manager LLC                                            New York
Ninety Park Option LLC                                             New York
Ninety Park Property LLC                                           New York
North Bergen Stores L.L.C.                                         New Jersey
North Plainfield Holding L.L.C.                                    New Jersey
Office Center Owner (D.C.) L.L.C.                                  Delaware
One Penn Plaza LLC                                                 New York
Philadelphia Holding Company L.L.C.                                Pennsylvania
Philadelphia Holding Company L.P.                                  Pennsylvania
Phillipsburg Holding L.L.C.                                        New Jersey
Pike Holding Company L.L.C.                                        Pennsylvania
Pike Holding Company L.P.                                          Pennsylvania
Portland Parent, Inc.                                              Delaware
Rahway Leasing L.L.C.                                              New Jersey
RF Operations LLC
Rochester Holding L.L.C.                                           New York
Russia Fund, L.L.C.                                                Delaware
Skillman Abrams Crossing L.P.                                      Texas
South Capital L.L.C.                                               Delaware
Springfield Holding L.L.C.                                         Massachusetts
Star Universal L.L.C.                                              New Jersey
Stardial GP Corporation                                            Delaware



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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION

T.G. Hanover L.L.C.                                                New Jersey
T53 Condominium L.L.C.                                             New York
TGSI L.L.C.                                                        Maryland
The Second Lawnside L.L.C.                                         New Jersey
The Second Rochester Holding L.L.C.                                New York
Trees Acquisition Subsidiary, Inc.                                 Delaware
Turnersville Holding L.L.C.                                        New Jersey
Two Guys From Harrison Holding Co. L.P.                            Pennsylvania
Two Guys From Harrison Holding Co. LLC                             Pennsylvania
Two Guys From Harrison L.L.C.                                      New Jersey
Two Guys From Harrison N.Y. L.L.C.                                 New York
Two Guys From Harrison NY Inc.                                     New York
Two Guys Mass. L.L.C.                                              Massachusetts
Two Guys-Connecticut Holding L.L.C.                                Connecticut
Two Park Company                                                   New York
Two Penn Plaza REIT, Inc.                                          New York
Unado L.L.C.                                                       New Jersey
Unifreeze Services Partnership                                     Delaware
Upper Moreland Holding Company L.L.C.                              Pennsylvania
Upper Moreland Holding Company L.P.                                Pennsylvania
URS Logistics, Inc.                                                Delaware
URS Real Estate, L.P.                                              Delaware
URS Realty, Inc.                                                   Delaware
VC Carthage, L.L.C.                                                Delaware
VC Freezer Amarillo, L.P.                                          Delaware
VC Freezer Fremont. L.L.C.                                         Delaware
VC Freezer Garden City, L.L.C.                                     Delaware
VC Freezer Omaha Amarillo, L.L.C.                                  Delaware
VC Freezer Phoenix, L.L.C.                                         Delaware
VC Freezer Russelville, L.L.C.                                     Delaware
VC Freezer Sioux Falls, L.L.C.                                     Delaware
VC Freezer Springdale, L.L.C.                                      Delaware
VC Logistics, L.L.C.                                               Delaware
VC Missouri Holdings, L.L.C.                                       Delaware
VC Missouri Real Estate Holding, L.L.C.                            Delaware
VC Omaha Holdings, L.L.C.                                          Delaware
VC Omaha Real Estate Holdings, L.L.C.                              Delaware
VC Omaha Texas, L.L.C.                                             Delaware
VC Superior, L.L.C.                                                Delaware
VC Texas, L.P.                                                     Delaware
VFC Connecticut Holding L.L.C.                                     Delaware
VFC Massachusetts Holding L.L.C.                                   Delaware
VFC New Jersey Holding L.L.C.                                      Delaware
VNK Corp                                                           Massachusetts
VNO 63rd Street LLC                                                New York
Vornado - Westport L.L.C.                                          Connecticut
Vornado 1740 Broadway L.L.C.                                       New York
Vornado 330 West 34th Street L.L.C.                                Delaware
Vornado 401 Commercial L.L.C.                                      New York
Vornado 401 Hotel II, Inc.                                         New York
Vornado 401 Hotel, Inc.                                            New York
Vornado 550/600 Mamoroneck L.P.                                    Delaware
Vornado 570 Lexington L.L.C.                                       New York
Vornado 63rd Street, Inc.                                          New York
Vornado 640 Fifth Avenue L.L.C.                                    New York
Vornado 90 Park Avenue L.L.C.                                      New York



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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION

Vornado 90 Park QRS, Inc.                                          New York
Vornado B&B L.L.C.                                                 New York
Vornado Ballantrae Holdings, Inc.                                  Delaware
Vornado Caguas GP Inc.                                             Delaware
Vornado Caguas LLC                                                 Delaware
Vornado Caguas LP                                                  Delaware
Vornado CAPI L.L.C.                                                Delaware
Vornado Catalinas GP Inc.                                          Delaware
Vornado Catalinas LLC                                              Delaware
Vornado Catalinas LP                                               Delaware
Vornado CCA Gainesville, LLC                                       Delaware
Vornado Center Building L.L.C.                                     New York
Vornado CESCR Holdings L.L.C.                                      Delaware
Vornado CESCR II L.L.C.                                            Delaware
Vornado CESCR L.L.C.                                               Delaware
Vornado Crescent Atlanta Partnership                               Delaware
Vornado Crescent Holding L.P.                                      Delaware
Vornado Crescent Logistics Operating Partnership                   Delaware
Vornado Crescent Omaha Partnership                                 Delaware
Vornado Crescent Portland Partnership                              Delaware
Vornado Communications L.L.C.                                      Delaware
Vornado Deer Park L.L.C.                                           New York
Vornado Finance Corporation                                        Delaware
Vornado Finance GP L.L.C.                                          Delaware
Vornado Finance L.P.                                               Delaware
Vornado Finance SPE, Inc.                                          Delaware
Vornado Fort Lee LLC                                               New Jersey
Vornado Green Acres Acquisition L.L.C.                             Delaware
Vornado Green Acres Delaware L.L.C.                                Delaware
Vornado Green Acres Funding L.L.C.                                 Delaware
Vornado Green Acres Holdings L.L.C.                                Delaware
Vornado Green Acres SPE Managing Member, Inc.                      Delaware
Vornado Investment Corporation                                     New York
Vornado Investments L.L.C.                                         Delaware
Vornado Lending L.L.C.                                             New Jersey
Vornado M 330 L.L.C.                                               New York
Vornado M 393 L.L.C.                                               New York
Vornado M 393 QRS, Inc.                                            New York
Vornado M/H L.L.C.                                                 Delaware
Vornado Mamaroneck L.L.C.                                          Delaware
Vornado Management Corp.                                           New Jersey
Vornado Montehiedra Acquisition L.L.C.                             Delaware
Vornado Montehiedra Acquisition L.P.                               Delaware
Vornado Montehiedra Holding II L.P.                                Delaware
Vornado Montehiedra Holding L.L.C.                                 Delaware
Vornado Montehiedra Holding L.P.                                   Delaware
Vornado Montehiedra Inc.                                           Delaware
Vornado Montehiedra OP L.L.C.                                      Delaware
Vornado Montehiedra OP L.P.                                        Delaware
Vornado New York RR One L.L.C.                                     New York
Vornado Newkirk L.L.C.                                             Massachusetts
Vornado NK Loan L.L.C.                                             Massachusetts
Vornado Omaha Holdings, Inc.                                       Delaware
Vornado Realty L.L.C.                                              Delaware
Vornado Realty L.P.                                                Delaware
Vornado RR Inc.                                                    Delaware



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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION

Vornado RR Midtown L.L.C.                                          New York
Vornado RTR, Inc.                                                  Delaware
Vornado SC Properties LLC                                          Delaware
Vornado Two Park Holdings L.L.C.                                   Delaware
Vornado Two Penn Plaza L.L.C.                                      New York
Vornado/Team Room L.L.C.                                           New York
VR LLC                                                             Delaware
VR Retail Holdings LLC                                             New York
VRT Development Rights LLC                                         New York
VRT Massachusetts Holding L.L.C.                                   Delaware
VRT New Jersey Holding L.L.C.                                      Delaware
Washington Design Center L.L.C.                                    Delaware
Washington Office Center L.L.C.                                    Delaware
Watchung Holding L.L.C.                                            New Jersey
West Windsor Holding L.L.C.                                        New Jersey
Whitehorse Lawnside L.L.C.                                         New Jersey
York Holding Company L.L.C.                                        Pennsylvania
York Holding Company L.P.                                          Pennsylvania